UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Duke Street, Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 12, 2018, Resolute Forest Products Inc. (the “Issuer”), certain subsidiary guarantors and Wells Fargo Bank, N.A (the “Trustee”) for the Issuer’s 5.875% Senior Notes due 2023 (the “Notes”), entered into a supplemental indenture (the “Supplemental Indenture”) providing for an amendment to the indenture governing the Notes (as amended, supplemented or otherwise modified from time to time, the “Indenture”).

The Supplemental Indenture became effective upon its execution and delivery by the parties thereto. The Supplemental Indenture became operative upon the Company paying to all Holders a cash fee equal to $1.25 per $1,000 principal amount of Notes held by such Holders, which occurred on January 12, 2018.

Pursuant to the Supplemental Indenture, the definition of “Subsidiary” in the Indenture has been amended to exclude certain direct or indirect subsidiaries of the Issuer that have a “de minimis” value, where “de minimis” value is described in the Supplemental Indenture.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Supplemental Indenture, dated as of January 12, 2018 (to the Indenture dated as of May 8, 2013), by and among Resolute Forest Products Inc., certain subsidiary guarantors and Wells Fargo Bank, N.A., as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resolute Forest Products Inc.

Date: January 12, 2018	By:	/s/ Jacques P. Vachon
		Name:	Jacques P. Vachon
		Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1

Supplemental Indenture, dated as of January 12, 2018 (to the Indenture dated as of May  8, 2013), by and among Resolute Forest Products Inc., certain subsidiary guarantors and Wells Fargo Bank, N.A., as trustee.

10.2

Indenture, dated as of May 8, 2013, among Resolute Forest Products Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee. (incorporated by reference from Exhibit 4.4 to Resolute Forest Products Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed May 10, 2013, SEC File No. 001-33776).